HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042         HV-5776 - PremierSolutions Cornerstone

Supplement dated October 21, 2013 to your Prospectus

REORGANIZATION POSTPONEMENT

LORD ABBETT CLASSIC STOCK FUND INTO LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND - CLASS P

As a result of the failure to meet quorum on October 11, 2013, the shareholders’ vote scheduled for October 11, 2013 has been postponed to November 7, 2013.  The reorganization effective date is hereby changed from on or about October 11, 2013 to as soon as possible after the shareholder meeting on November 7, 2013.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.